QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 April 12, 2002

EQUITY OIL COMPANY
(Exact name of registrant as specified in its charter)

Colorado	0-610	87-0129795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
10 West Broadway, Suite 806 Salt Lake City, UT	84101
(Address of principal executive offices)	(Zip Code)

(801) 521-3515
Registrant's telephone number, including area code

This report contains 4 pages.

Item 2. Acquisition or Disposition of Assets.

        Pursuant to a purchase and sale agreement between Equity Oil Company (Equity), the purchaser, and Stream Gas Co., The Church in Austin and The Church in Oklahoma City, the sellers, dated April 4, 2002, Equity has purchased interests in 27 producing and 16 non-producing gas wells and associated undeveloped leaseholds located in Yolo County California. The acquisition was consummated on April 12, 2002. The interests acquired are working interests and Equity became the operator of the acquired properties. The registrant intends to continue conducting production and development operations for the properties.

        The purchase price and sales terms of the transaction were determined through arms-length negotiations. The total consideration paid for the properties was $32.0 million. The Company used funds borrowed under a new $75 million Credit Facility arranged by Banc One Capital Markets, Inc. to finance the transaction. The effective date was January 1, 2002.

        There are no material relationships between the Sellers and the Registrant or any of its affiliates, or with any director, officer or associate of any director or officer of the Registrant.

Item 7. Financial Statements and Exhibits.

        Financial Statements and pro forma financial statements are not included with this report but will be filed by an amendment to this Form 8-K not later than 60 days after the date of the filing of this report.

        Exhibits.

        None

FORWARD-LOOKING STATEMENTS

        Except for the historical information contained herein, the matters discussed in this Form 8-K contain forward-looking statements within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates, and projections. Statements that are not historical facts, including without limitation statements which are preceded by, followed by or include the words "believes," "anticipates," "plans," "expects," "may," "should" or similar expressions are forward-looking statements. Many of the factors that will determine our future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. All subsequent written and oral forward-looking statements attributable to Equity, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements. We disclaim any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise.

        Important factors that may affect future results include, but are not limited to: drilling success, the risk of a significant natural disaster, our inability to insure against certain risks, fluctuations in commodity prices, the inherent limitations in the ability to estimate oil and gas reserves, changing government regulations, as well as general market conditions, competition and pricing, and other risks detailed from time to time in our SEC reports, copies of which are available upon request from our investor relations department.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQUITY OIL COMPANY (Registrant)
Date: April 26, 2002	By	/s/ PAUL M. DOUGAN Paul M. Dougan President
Date: April 26, 2002	By	/s/ RUSSELL V. FLORENCE Russell V. Florence Treasurer Principal Accounting Officer

QuickLinks

  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements and Exhibits.
  FORWARD-LOOKING STATEMENTS
SIGNATURES